Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
Income Taxes

(17) Income Taxes

The Company is a tax exempted company incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, upon any payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax is imposed.

Subsidiaries in Hong Kong are subject to Hong Kong Profits Tax rate at 16.5%, and foreign-derived income is exempted from income tax. Under the two-tiered profits tax rates regime, the provision for current income taxes of the subsidiaries operating in Hong Kong has been calculated by applying the current rate of taxation of 8.25% for the years ended December 31, 2023, 2024 and 2025.

The Group’s subsidiaries and former VIEs incorporated in the PRC are subject to the PRC Enterprise Income Tax and a unified 25% enterprise income tax rate, except for certain entities that are entitled to preferential tax treatments.

Preferential EIT rates at 15% is available for qualified enterprises located in the western China regions in an industry sector encouraged by the PRC government. Fanhua Lianxing Insurance Sales Co., Ltd., the Group’s wholly-owned subsidiary, which is the holding entity of the Group’s life insurance operations, was entitled to a preferential tax rate of 15% for the years ended December 31, 2023 and 2024, respectively.

The Group’s subsidiaries that are the PRC tax resident are required to withhold the PRC withholding tax of 10% on dividend payment to their non-PRC resident immediate holding company, unless such dividend payment is qualified for the 5% reduced tax rate under the Arrangement between Mainland China and Hong Kong for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income (the “PRC-HK DTA”).

One of the Group’s wholly-owned subsidiaries, CNinsure Holdings Limited, was determined by Hong Kong Taxation Bureau to be a Hong Kong resident enterprise since July 2018. The Hong Kong resident certificate was issued by the Hong Kong Inland Revenue Department valid till the year ending December 31, 2026. Accordingly, CNinsure Holdings Limited qualified as a Hong Kong resident and was entitled to enjoy a reduced tax rate of 5% for the dividends paid by PRC subsidiaries for the years ended December 31, 2023, 2024 and 2025 under Bulletin [2018] No. 9 (e.g. beneficial ownership, shareholding percentage and holding period).

The Group accounts for uncertain income tax positions by prescribing a minimum recognition threshold in the financial statements. The Group’s liabilities for unrecognized tax benefits were included in other tax liabilities. As of December 31, 2024 and 2025, the balance of unrecognized tax benefits is comprised of amounts mainly arising from gain on disposal of subsidiaries and certain transfer pricing arrangements.

The movements of unrecognized tax benefits are as follows:

RMB
Balance as of January 1, 2023	32,142
Change in unrecognized tax benefits	—
Decrease in tax positions	(2,279)
Balance as of December 31, 2023	29,863
Change in unrecognized tax benefits	—
Decrease in tax positions	(4,162)
Balance as of December 31, 2024	25,701
Decrease in tax positions	—
Balance as of December 31, 2025	25,701

The uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. Based on the outcome of any future examinations, or as a result of the expiration of statute of limitations for specific jurisdictions, it is reasonably possible that the related unrecognized tax benefits for tax positions taken regarding previously filed tax returns, might materially change from those recorded as liabilities for uncertain tax positions in the Group’s consolidated financial statements. In addition, the outcome of these examinations may impact the valuation of certain deferred tax assets (such as net operating losses) in future periods. The Group’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits, if any, as a component of income tax expense. The Group does not anticipate any significant increases or decreases to its liability for unrecognized tax benefits within the next twelve months.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding RMB100 is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. During the current year, the Group reversed transfer pricing related uncertain tax position amounting to RMB25,701 when its statute of limitation expired in 2025.

Income tax expenses are comprised of the following:

	Years Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Current tax expense	44,634	5,421	20,539
Deferred tax expense (benefit)	14,572	86,533	(16,519)
Income tax expense	59,206	91,954	4,020

The principal components of the deferred income tax assets and liabilities are as follows:

	As of December 31,
	2024	2025
	RMB	RMB
Deferred tax assets:
Operating loss carryforward	78,810	357,343
Intangible assets, net	1,220	427
Less: valuation allowances	(70,054)	(348,868)
Total	9,976	8,902
Deferred tax liabilities:
Fair value adjustments in relation to short-term investments	101,642	91,066
Estimated profit arising from future renewal commissions	87,743	69,422
PRC dividend withholding taxes	26,730	26,730
Total	216,115	187,218

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more-likely-than-not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law. The Group has provided RMB70,054 and RMB348,868 valuation allowance for the years ended December 31, 2024 and 2025, respectively.

The Group had total operating loss carry-forwards of RMB299,223 and RMB1,445,512 as of December 31, 2024 and 2025, respectively. As of December 31, 2025, all of the operating loss carry-forwards will expire in the years from 2026 to 2030. During the years ended December 31, 2023, 2024 and 2025, RMB44,091, RMB48,259 and RMB64,490, respectively, of tax loss carried forward has been expired and cancelled.

Reconciliation between the provision for income taxes computed by applying the PRC enterprise income rate of 25% to net income before income taxes and income of affiliates, and the actual provision for income taxes is as follows:

	Years Ended December 31,
	2023		2024		2025
	RMB	%	RMB	%	RMB	%
Income (loss) from continuing operations before income taxes, share of income (loss) of affiliates, net	348,767		401,308		(2,273,246)
Computed income tax expense at PRC EIT tax rate	87,192	25.0%	100,327	25.0%	(568,312)	25.0%
Expenses not deductible for tax purposes:
—Entertainment	2,417	0.7%	703	0.2%	793	(0.0)%
—Impairment on goodwill	—	—	93,537	23.3%	—	—
—Provision for expected credit losses on financial assets (i)	—	—	11,718	2.9%	543,537	(23.9)%
—Other	340	0.1%	1,434	0.4%	—	—
Effect of tax holidays on concessionary rates granted to PRC entities	(9,956)	(2.9)%	(507)	(0.1)%	—	—
Effect of different tax rates of subsidiaries operating in other jurisdictions	4,110	1.2%	(135,440)	(33.7)%	16,764	(0.7)%
Change in valuation allowance	2,713	0.8%	15,645	3.9%	28,622	(1.3)%
Utilized of deferred income tax for dividend distribution	—	—	(2,500)	(0.6)%	—	—
Effect of non-taxable (income) loss (ii)	(25,709)	(7.4)%	29,969	7.5%	—	—
Unrecognized tax benefits arising from certain transfer pricing arrangements	(2,279)	(0.7)%	(4,162)	(1.0)%	—	—
Deferred income tax reverse	—	—	(18,800)	(4.7)%	(16,799)	0.7%
Other	378	0.1%	30	0.0%	(585)	0.0%
Income tax expense	59,206	17.0%	91,954	22.9%	4,020	(0.2)%

(1)	Provision for expected credit losses on financial assets for the year ended December 31,2025 is primarily relating to the expected credit losses of loan receivables,

(ii)	The effect of non-taxable income for the year ended December 31, 2023 is primarily relating to the non-taxable gains from changes in fair value of equity interests held by the Group. The effect of non-taxable loss for the year ended December 31, 2024 is primarily relating to the non-taxable loss from changes in fair value of equity interests held by the Group.

Additional PRC income taxes that would have been payable without the tax exemption amounted to approximately RMB9,956, RMB507 and nil for the years ended December 31, 2023, 2024 and 2025, respectively. Without such exemption, the Group’s basic net profit per share for the years ended December 31, 2023, 2024 and 2025 would have been decreased by RMB0.01, RMB0.00 and RMB0.00, and diluted net profit per share for the years ended December 31, 2023, 2024 and 2025 would have been decreased by RMB0.01, RMB0.00 and RMB0.00, respectively.

If the entities were to be non-resident for PRC tax purposes, dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax. In the case of dividends paid by PRC subsidiaries, the withholding tax would be 10%, whereas in the case of dividends paid by PRC subsidiaries which are 25% or more directly owned by tax residents in the Hong Kong Special Administrative Region, the withholding tax would be 5%. The Group’s subsidiary, CNinsure Holdings Limited qualified as Hong Kong resident and was entitled to enjoy a 5% reduced tax rate under Bulletin [2018] No. 9 for the years ended December 31, 2021.

Aggregate undistributed earnings of the Group’s subsidiaries and former VIEs in the PRC that are available for distribution to the Group of approximately RMB1,418,135 and RMB1,036,638 as of December 31, 2024 and 2025 respectively, are considered to be indefinitely reinvested. If those earnings were to be distributed or they were determined to be no longer permanently reinvested, the Group would have to record a deferred tax liability in respect of those undistributed earnings of approximately RMB70,907 and RMB51,832, respectively.

Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting over tax basis, including those differences attributable to a more-than-50-percent-owned domestic subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means.